SUPPLEMENT DATED JUNE 23, 2003 TO THE
                         TRAVELERS LIFE AND ANNUITY PREMIER ADVISERS III ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2003


The following information supplements the information in the Travelers Life and Annuity Premier Advisers III Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.



THE UNIVERSAL INSTITUTIONAL FUNDS, INC.-- ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO, CLASS 1 is not available as a Variable Funding Option. Therefore, all references to this Variable Funding Option are deleted from the prospectus.



                                                                         L-19990